FORM OF                         Exhibit 10.3
                               SECURITIES ACCOUNT
                                CONTROL AGREEMENT



     This Securities  Account  Control  Agreement  ("Agreement")  is dated as of
September 12, 2008, by and among HERRING BANK, a Texas state banking institution, in its capacity as a "securities intermediary" as defined in
Section 8-102 of the UCC, with its principal office located at 2201 Civic Circle, Amarillo, Texas 79109 ("Securities Intermediary"), AMERICAN CHURCH MORTGAGE COMPANY, a Minnesota corporation, with its principal office located at 10237 Yellow Circle Drive, Minneapolis, Minnesota 55343 ("Pledgor"), and BEACON BANK, a Minnesota banking corporation, as lender under the hereinafter described Credit Agreement, with its principal office located at 19765 Highway 7, Shorewood, Minnesota 55331 ("Secured Party").

     Pledgor is the borrower under that certain Loan and Security Agreement dated as of September 12, 2008 (as the same may be amended, extended, renewed, increased, restated or replaced from time to time, the "Credit Agreement") by and between Pledgor, as borrower, and Secured Party, as lender.

     This Agreement refers and applies to the securities account number _____ _________ (the "ICA Account") established by and in the name of Pledgor, including, without limitation, all investment property, financial assets, securities and other property now or hereafter held therein (the "Assets"). As of the date of execution of this Agreement, the Assets described on Exhibit A are held in the ICA Account. This Agreement supplements, rather than replaces, Securities Intermediary's account agreement, terms and conditions and other standard documentation in effect from time to time with respect to the ICA Account ("Account Documentation"), or related services provided by Securities Intermediary in connection with the ICA Account ("Account Services"), which Account Documentation shall continue to apply to the ICA Account and such Account Services, to the extent not conflicting with the provisions of this Agreement; in the event of any such conflict, or in the event of a conflict among the provisions of any other agreement between Securities Intermediary and Pledgor and this Agreement, the provisions of this Agreement shall control. Terms used and not defined herein shall have the meaning set forth in the Credit Agreement.

     Pledgor has advised Securities Intermediary that Pledgor has granted a security interest in the ICA Account to Secured Party. Pledgor desires that Securities Intermediary enter into this Agreement with Pledgor and Secured Party to establish "control" and perfect Secured Party's security interest in the ICA Account.

     Therefore, in consideration of the provisions of this Agreement and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Control.

     (a) Securities Intermediary shall comply with entitlement orders respecting the ICA Account originated by Secured Party without further consent by Pledgor.

     (b) Securities Intermediary shall make trades of Assets held in the ICA Account only at the direction of Secured Party (and not Pledgor) and shall not comply with entitlement orders or other directions concerning the ICA Account originated by Pledgor.

     (c) Without limiting the foregoing, upon the instructions of Secured Party, Securities Intermediary shall disburse any or all of the Assets in the ICA Account to Secured Party, or sell some or all of the Assets in the ICA Account and remit the sale proceeds (less Securities Intermediary's normal sales charge) to Secured Party.

     (d) Securities Intermediary, Pledgor and Secured Party agree that Securities Intermediary will comply with instructions originated by Secured Party directing disposition of the funds in the ICA Account without further consent by Pledgor. Upon receipt of a notice of Secured Party's exclusive control of the ICA Account, which notice states that it is a "Notice of Exclusive Control" and attached to which is a copy of this Agreement ("Notice of Exclusive Control"), and following a reasonable time period not to exceed two
(2) business days to allow Securities Intermediary to take appropriate action as a result of receipt of the Notice of Exclusive Control, Securities Intermediary will comply with instructions received from the Secured Party. Until Securities Intermediary receives a Notice of Exclusive Control, Pledgor retains the right to access the cash in the ICA Account or to direct the investment, reinvestment and liquidation of proceeds of the Bonds. Until Securities Intermediary receives a Notice of Exclusive Control, Pledgor may remove Assets from the ICA Account, but only with the written consent of Secured Party. If Pledgor wishes to remove Assets from the ICA Account, it shall give at least fifteen (15) days' prior written notice to Secured Party (the "Bond Removal Notice") in accordance with
Section 4(b) of the Credit Agreement. If Pledgor is in compliance (both before and after the release of the requested Assets) with the Borrowing Base and the collateral coverage covenant under Section 12(b) of the Credit Agreement and is otherwise not in default thereunder, Secured Party shall within five (5) days of receipt of the Bond Removal Notice consent in writing to the release of the requested Assets and provide to Pledgor and the Securities Intermediary such documentation as is required to terminate any lien or security interest of Secured Party in and to such Assets.

     (e) Securities Intermediary is fully entitled to rely on instructions from Secured Party and is under no obligation to inquire or determine whether Pledgor's obligations to Secured Party are in default or whether Secured Party is entitled, under any separate agreement between Pledgor and Secured Party, to give any instructions. Securities Intermediary may rely on notices and instructions received hereunder which Securities Intermediary believes in good faith come from the appropriate party.

     (f) After Securities Intermediary's receipt of the Notice of Exclusive Control from Secured Party, and without limiting Secured Party's control of the ICA Account, the parties agree that instructions received from Secured Party shall direct reasonable services and transactions as are offered by Securities Intermediary in the normal course of its business in regard to securities or deposit accounts. Securities Intermediary shall not be required to provide extraordinary services or documentation regarding the ICA Account unless Securities Intermediary confirms that such extraordinary services or documentation are available. If there is any additional cost associated therewith, Secured Party agrees to pay such additional cost.

     2. Name of Account. Secured Party and Pledgor hereby instruct Securities Intermediary, and Securities Intermediary hereby agrees, to change the name of the ICA Account to "Beacon Bank Securities Collateral Account for American Church Mortgage Company." Securities Intermediary hereby agrees that the name of the ICA Account will not be changed thereafter without the prior written consent of Secured Party.

     3. Financial Assets Election. Securities Intermediary hereby agrees that each item of property (including, without limitation, all Assets and any investment property, financial asset (as defined in Section 8-102 of the UCC), security, instrument or cash) credited to the ICA Account shall be treated as a "financial asset" within the meaning of Section 8-102 of the UCC.

     4. Securities Intermediary's Representations and Warranties. Securities Intermediary hereby represents and warrants to Secured Party that:

     (a) The ICA Account is not a margin account and does not include checking or credit card features;

     (b) Exhibit "A" attached hereto is a complete and accurate statement of the Assets and credit balances credited to the ICA Account as of the dates set forth in the statement;

     (c) Except for the claims and interest of Secured Party and Pledgor in the ICA Account and liens to secure normal fees and commissions owed to Securities Intermediary by Pledgor with respect to the operation of the ICA Account and for the purchase price of Assets which will be held in the ICA Account ("Permitted Liens"), Securities Intermediary does not know of any claim to or interest in the ICA Account. In the event that Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the ICA Account or any financial assets, cash or other property credited thereto, Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Secured Party;

     (d) Securities Intermediary has not entered into any agreement with any third party pursuant to which Securities Intermediary has agreed to comply with entitlement orders from that third party with respect to the ICA Account.

     (e) The ICA Account is a "securities account" as defined in Section 8-501 of the UCC.

5. Securities Intermediary's Covenants.

     (a) Securities Intermediary waives and releases all liens, encumbrances, claims and right of set off it may have against the ICA Account, except for Permitted Liens.

     (b) Securities Intermediary shall send copies of all statements and confirmations regarding the ICA Account simultaneously to Pledgor and to Secured Party.

     (c) Securities Intermediary shall promptly notify Secured Party and Pledgor if any person asserts a lien, encumbrance or adverse claim against the ICA Account.

     (d) Securities Intermediary shall report all dividends, interest, gains and other profits with respect to the ICA Account in the name of Pledgor.

     (e) The Securities Intermediary agrees that certificated securities held in the ICA Account will be held with proper endorsements to the Securities Intermediary or in blank or Securities Intermediary will promptly deliver possession of such certificated securities to Secured Party.

     (f) Securities Intermediary shall not:

          i. Obtain a lien on the ICA Account for its own benefit, except for a lien on the ICA Account to secure Permitted Liens;

          ii. Agree with any third party that Securities Intermediary will comply with entitlement orders from the third party with respect to the ICA Account;

          iii. Permit margin activity in the ICA Account or add checking or credit card features to the ICA Account; or

          iv. Permit the Pledgor to terminate the ICA Account.

     6. Securities Intermediary's Liability. Securities Intermediary shall have no liability to Pledgor or Secured Party under this Agreement for any claim, loss, cost or expense except to the extent directly caused by the gross negligence or willful misconduct of Securities Intermediary. Securities Intermediary shall not be liable for any claim, loss, cost or expense resulting from any computer malfunction, interruption of communication facilities, labor difficulties, acts of God, war, terrorist attacks, or other causes, in each case beyond Securities Intermediary's reasonable control. In no event shall Securities Intermediary have any responsibility for consequential, indirect, special or exemplary damages, whether or not it has notice thereof. This Agreement does not create any obligation or duty of Securities Intermediary other than those expressly set forth herein. Securities Intermediary shall have no responsibility or liability to Pledgor for complying with entitlement orders concerning the ICA Account originated by Secured Party. Securities Intermediary shall have no duty to investigate or make any determination as to whether a default exists under any agreement between Pledgor or Secured Party prior to complying with an entitlement order originated by Secured Party.

     7. Indemnification. Pledgor indemnifies and holds Securities Intermediary harmless for any losses, claims, liabilities, and expenses incurred by Securities Intermediary arising from this Agreement except for such losses, claims, liabilities, and expenses arising directly from the gross negligence or willful misconduct of the Securities Intermediary and Secured Party, respectively.

     8. Amendments. This Agreement may be amended or modified from time to time only in a writing executed by each of the parties hereto.

     9. Notices. Any notice or request hereunder shall be given (i) to Pledgor and Securities

Intermediary at their respective addresses as set forth above, or (ii) to Secured Party at the Atlanta address as set forth above, or in each case at such other address as such party may hereafter specify in a written notice given to the other parties, except that the Notice of Exclusive Control must be sent to the following person, department and address, or such other person, department and address as Securities Intermediary may hereafter specify in a written notice given to the other parties:



                           Herring Bank, as Collateral Agent
                           1608 S. Polk Street
                           Amarillo, Texas 79102
                           Attention:  Catana Gray
                           Facsimile: (806) 378-6655


     10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to its choice of law provisions, and applicable federal law and regulations.

     11. Statements. At Secured Party's request, Securities Intermediary shall provide to Secured Party a copy of Pledgor's ICA Account statements and Pledgor consents to Securities Intermediary's provision of the statements. Securities Intermediary shall not be required to provide other information or documentation regarding the ICA Account unless (a) Securities Intermediary confirms that such other information or documentation is available, (b) if there is an additional cost associated therewith, Secured Party agrees to pay such additional cost, and
(c) Pledgor consents in writing that Securities Intermediary may provide such other information or documentation to Secured Party.

     12. Termination. This Agreement shall continue in full force and effect until terminated by Securities Intermediary upon not less than sixty (60) calendar days' written notice to each of the other parties, by Secured Party upon notice to the other parties, or by Pledgor with the prior written consent of Secured Party. In the event of any termination, all fees incurred under this Agreement shall become immediately due and payable. This Agreement shall automatically terminate upon (a) Securities Intermediary's receipt of written notice from Secured Party of (i) the irrevocable payment in full of all of Pledgor's obligations due and owing to Secured Party, and (ii) the termination or expiration of the obligations of Secured Party to make any loans or otherwise extend credit to Pledgor under the Credit Agreement, or (b) the closure of the ICA Account. Upon termination of this Agreement, if Securities Intermediary has not received a Notice of Exclusive Control, Securities Intermediary shall remit the funds in the ICA Account to Pledgor. If Securities Intermediary has received a Notice of Exclusive Control, Securities Intermediary shall remit the funds in the ICA Account to Secured Party.

     13. Jury Trial Waiver. EACH PARTY WAIVES THE RIGHT TO ANY JURY TRIAL IN ANY ACTION ARISING WITH RESPECT TO THIS AGREEMENT.

     14. Counterparts. This Agreement may be executed in any number of several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.







                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK -
                             SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Securities Account Control Agreement has been signed by the parties as of the date written above.

                                Securities Intermediary:

                                HERRING BANK, a Texas state banking institution


                                By:
                                      -----------------------------------------
                                Name:
                                      -----------------------------------------
                                Title:
                                      -----------------------------------------


                  [EXECUTION CONTINUED ON THE FOLLOWING PAGES]

                                    Pledgor:


                                   AMERICAN CHURCH MORTGAGE COMPANY,
                                   a Minnesota corporation



                                        ---------------------------------------
                                 By:
                                        ---------------------------------------
                                 Title:
                                        ---------------------------------------




                   [EXECUTION CONTINUED ON THE FOLLOWING PAGE]

                                        Secured Party:


                                        BEACON BANK,
                                        a Minnesota banking corporation



                                           -------------------------------------
                                  By:
                                           -------------------------------------
                                  Title:
                                           -------------------------------------




                               [END OF SIGNATURES]

10582-8
4025840v2
Larry/beacon/am/secagre
Sixth Draft 9/11/08

                                    EXHIBIT A

                               STATEMENT OF ASSETS

                                 (see attached)